Prospectus and Statement of Additional Information Supplement -- Dec. 22, 2003*


Fund Name                                        Prospectus Form #   SAI Form #
AXP Partners Small Cap Core Fund (July 30, 2003)    S-6237-99 E     S-6237-20 E


For the prospectus

The "Principal Investment Strategies" section has been revised as follows:


PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, at least 80% of the Fund's net assets are invested at the time of purchase in equity securities issued by small companies. The Fund considers small companies to be those that, at the time of investment, have a market capitalization not greater than that of the largest company in the Russell 2000(R) Index or the S&P SmallCap 600 Index. The market capitalization range and the composition of both the Russell 2000 Index and the S&P SmallCap 600 Index are subject to change. The Fund will hold both growth and value stocks and at times may favor one more than the other based on available opportunities. The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy.

American Express Financial Corporation (AEFC) serves as the investment manager to the Fund and is responsible for the Fund's overall administration, distribution and oversight of the subadvisers. AEFC has selected three independent asset managers to subadvise the Fund with differing management styles to provide diversified exposure to the small cap segment of the U.S. stock market: American Century Investment Management, Inc. (American Century), Lord, Abbett & Co. LLC (Lord Abbett) and Wellington Management Company, LLP (Wellington Management) (the Subadvisers). Each of the Subadvisers acts independently of the other and uses its own methodology for selecting investments. Each Subadviser employs an active investment strategy.

American Century

American Century identifies stocks of smaller companies by utilizing quantitative management techniques in a two-step process that draws heavily on computer technology. In the first step, American Century ranks the stocks from most attractive to least attractive. This is determined by using a computer model that combines measures of a stock's value, as well as measures of its growth potential. To measure value, American Century uses ratios of stock price-to-book value and stock price-to-cash flow, among others. To measure growth, American Century uses the rate of growth of a company's earnings and changes in its earnings estimates, as well as other factors. In the second step, American Century uses a technique called portfolio optimization, which uses a computer to build a portfolio of stocks from the ranking described above that they believe will provide the optimal balance between risk and expected return.

American Century does not attempt to time the market. Instead, under normal market conditions, they intend to keep their portion of the Fund essentially fully invested in stocks regardless of the movement of stock prices generally.

Lord Abbett

Lord Abbett invests in a blend of growth stocks and value stocks and chooses stocks using both:

o Quantitative research to identify companies selling at the lower end of their historic valuation range, companies with positive earnings, and companies with growth prospects that are expected to exceed the growth rate of the U.S. economy; and

o Fundamental research to learn about a company's operating environment, financial condition, leadership position within its industry, resources and strategic plans. Lord Abbett looks for such factors as favorable earnings growth, improving fundamentals, and the potential for a catalyst (such as new products, key acquisition, change in business mix or a change in management) that may cause the price of the stock to rise.

Growth stocks are stocks issued by companies whose growth is expected to exceed the growth of the U.S. economy. Growth stocks tend to be more volatile than slower-growing value stocks. Value stocks are stocks of companies that Lord Abbett believes the market undervalues based on certain financial measurements of their intrinsic worth or business prospects.

Lord Abbett generally sells a stock when it determines that the stock no longer offers significant capital appreciation potential due to an elevated valuation, seems less likely to benefit from the current market and/or economic environment, or the company's fundamentals fall short of Lord Abbett's expectations. Lord Abbett does not sell stock of a company solely because its market capitalization falls outside of the range of companies in the Russell 2000 Index.

Wellington Management

Wellington Management emphasizes fundamental research and bottom-up stock selection, utilizing the many resources at Wellington Management in order to identify what it believes to be the best small-capitalization companies. In a bottom-up stock selection process stocks are selected based on their individual attractiveness rather than the industry in which they reside. Wellington Management has no systematic bias toward growth or value stocks, but will at times be tilted in either direction based on available opportunities.

Companies whose stocks Wellington Management purchases for the Fund generally share several common characteristics:

o Financial strength as measured by balance sheet, income statement and cash flow analysis.

o Key success factors including top market share and significant insider ownership stakes that align management incentives with those of the shareholders.

o A high level of focus on core businesses and the ability to be flexible and quick to market with products and services.

o Favorable industry dynamics such as supply and demand trends, as well as the impact of broad demographic themes that lead to the development or growth in markets serving specific needs, such as those of an aging U.S. population.

o    Significant potential appreciation over a three year time horizon.

Wellington Management will generally sell a company from the Fund when:

o Target prices are reached, and detailed valuation suggests that the potential for future appreciation in the stock's value is limited.

o    Company fundamentals are no longer attractive.

o    Superior   purchase   candidates  are  identified,   or  if  through  price
     appreciation, the market capitalization of a stock exceeds certain levels.

Unusual Market Conditions

During unusual market conditions, the Fund's policies permit investment of more of its assets in money market securities. Although investing in these securities would serve primarily to hedge risk, this type of investment could prevent the Fund from achieving its investment objective. During these times, trading in the Fund's portfolio securities could be more frequent, which could result in increased fees, expenses, and taxes.

The "Investment Manager" section has been revised as follows:

AEFC selects, contracts with and compensates the Subadvisers to manage the investment of the Fund's assets. AEFC monitors the compliance of the Subadvisers with the investment objectives and related policies of the Fund, reviews the performance of the Subadvisers, and reports periodically to the Board of Directors.

The Subadvisers each manage a portion of the Fund's assets based upon their respective experience in managing a small capitalization fund whose investment goals and strategies are substantially similar to those of the Fund. New investments in the Fund, net of any redemptions, are allocated to the Subadvisers in equal portions. AEFC, may in its discretion, allocate new investments differently if reallocation would be in the bests interests of the Fund's shareholders.

American Century

John Schniedwind, Chief Investment Officer-Quantitative Equity, joined the firm in 1982 and supervises other portfolio management teams. He has degrees from
Purdue University and an MBA in finance from the University of California-Berkeley. He is a CFA charterholder.

William Martin, Senior Vice President and Senior Portfolio Manager, joined the firm in 1989. He has a degree from the University of Illinois. He is a CFA charterholder.

Wilhelmine von Turk, Portfolio Manager, joined the firm in 1995 as a senior research analyst. She has a BA from Wellesley College and a Ph.D in from the University of California-Berkeley. She is a CFA charterholder.

Lord Abbett

Lord Abbett uses a team of investment managers and analysts acting together to manage the Fund's investments. Michael T. Smith, Partner of Lord Abbett, heads the team. Mr. Smith joined Lord Abbett in 1997 as an equity analyst and became a partner of the firm in 2002. Mr. Smith received a BA from California State University at Fullerton and an MBA from New York University.

Wellington Management

Kenneth L. Abrams is responsible for the day-to-day management of that portion of AXP Partners Small Cap Core Fund managed by Wellington Management. Mr. Abrams, Senior Vice President and Partner, joined Wellington Management Company, LLP in 1986 as a research analyst in the emerging companies investment group. He assumed portfolio management responsibilities in 1990. Ken received both a BA and an MBA from Stanford University.

The Fund pays AEFC a fee for managing its assets. AEFC, in turn, pays a portion of this fee to each of the Subadvisers. Under the Investment Management Services Agreement, the fee for the most recent fiscal year was 0.94% of the Fund's average daily net assets, including an adjustment under the terms of a performance incentive arrangement. The maximum monthly adjustment (increase or decrease) will be 0.12% of the Fund's average net assets on an annual basis. Under the agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses. AEFC or an affiliate may make payments from its own resources, which include profits from management fees paid by the Fund, to compensate broker-dealers or other persons for providing distribution assistance. AEFC, located at 200 AXP Financial Center, Minneapolis, Minnesota 55474, is a wholly-owned subsidiary of American Express Company, a financial services company with headquarters at American Express Tower, World Financial Center, New York, New York 10285.

American Century is located at 4500 Main Street, Kansas City, Missouri. American Century, subject to the supervision and approval of AEFC, provides investment advisory assistance and day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with AEFC.

Lord Abbett is located at 90 Hudson Street, Jersey City, New Jersey. Lord Abbett, subject to the supervision and approval of AEFC, provides investment advisory assistance and day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with AEFC.

Wellington Management is located at 75 State Street, Boston, Massachusetts. Wellington Management, subject to the supervision and approval of AEFC, provides investment advisory assistance and day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with AEFC.

The Fund operates under an order from the Securities and Exchange Commission that permits AEFC, subject to the approval of the Board of Directors, to appoint a subadviser or change the terms of a subadvisory agreement for the Fund without first obtaining shareholder approval. The order permits the Fund to add or change unaffiliated subadvisers or the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.


For the Statement of Additional Information

Under the "Investment Strategies and Types of Investments" section, the first bullet point is revised as follows:

Under normal market conditions, at least 80% of the Fund's net assets are invested at the time of purchase in equity securities issued by small companies. The Fund considers small companies to be those that, at the time of investment, have a market capitalization not greater than that of the largest company in the Russell 2000(R) Index or the S&P SmallCap 600 Index. The market capitalization range and the composition of both the Russell 2000 Index and the S&P SmallCap 600 Index are subject to change. The Fund will hold both growth and value stocks and at times may favor one more than the other based on available opportunities. The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy.

Under the "Investment Management Services Agreement," the section regarding the Subadvisory Agreements has been revised as follows.

Subadvisory Agreements

The assets of the Fund are managed by three Subadvisers that have been selected by AEFC, subject to the review and approval of the board. AEFC has recommended the Subadvisers for the Fund based upon its assessment of the skills of the Subadvisers in managing other assets with goals and investment strategies substantially similar to those of the Fund. Short-term investment performance is not the only factor in selecting or terminating a Subadviser, and AEFC does not expect to make frequent changes of Subadvisers.

AEFC allocates the assets of the Fund among the Subadvisers. Each Subadviser has discretion, subject to oversight by the board and AEFC, to purchase and sell portfolio assets, consistent with the Fund's investment objectives, policies, and restriction. Generally, the services that the Subadviser provides to the Fund are limited to asset management and related recordkeeping services.

AEFC has entered into an advisory agreement with each Subadviser known as a Subadvisory Agreement. A Subadviser may also serve as a discretionary or non-discretionary investment advisor to management or advisory accounts that are unrelated in any manner to AEFC or its affiliates.

American Century: American Century Investment Management, Inc., (American Century) located at 4500 Main Street, Kansas City, Missouri, subadvises a portion of the Fund's assets. American Century, subject to the supervision and approval of AEFC, provides investment advisory assistance and day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information under a Subadvisory Agreement with AEFC. Under the Subadvisory Agreement, the fee, based on average daily net assets that are subject to the Subadviser's investment discretion, is equal to 0.65% on the first $25 million, reducing to 0.55% as assets increase.

Lord Abbett: Lord, Abbett and Co. LLC, located at 90 Hudson Street, Jersey City, New Jersey, subadvises the Fund's assets. Lord Abbett, subject to the supervision and approval of AEFC, provides investment advisory assistance and day-to-day management of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with AEFC. Under the Subadvisory Agreement, the fee, based on average daily net assets that are subject to the Subadviser's investment discretion, is equal to 0.65% on the first $100 million, reducing to 0.55% as assets increase.

Wellington: Wellington Management Company, LLP (Wellington Management), located at 75 State Street, Boston, Massachusetts, subadvises the Fund's assets. Wellington Management, subject to the supervision and approval of AEFC, provides investment advisory assistance and day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with AEFC. Under the Subadvisory Agreement, the fee, based on average daily net assets that are subject to the Subadviser's investment discretion, is equal to 0.60%, subject to possible adjustment under the terms of a performance incentive adjustment between AEFC and Wellington
Management. The Investment Subadvisory Agreement with Wellington Management provides for a performance incentive adjustment to Wellington Management's monthly subadvisory fee. The adjustment for Wellington Management is based on the performance of both that portion of the Fund allocated to Wellington Management and the Russell 2000(R) Index (Index). The performance of the Fund and the Index will be calculated using the same method as described above for the performance incentive adjustment paid to AEFC under the terms of the Investment Management Services Agreement. To help assure that incentive adjustments are attributable to Wellington Management's management rather than random fluctuations, upward adjustments to Wellington Management's fee will be made only if its performance exceeds a threshold percentage above the performance of the Index, and downward adjustments will be made if Wellington Management's performance falls below the threshold percentage. The performance incentive adjustment will be phased in over a three-year period. Thereafter, the maximum increase or decrease will be 0.10% of the average daily net assets allocated to Wellington Management. The first adjustment covered the 12-month period ending April 1, 2003. The comparison period will increase by one month each month until it reaches 36 months. Thereafter, the 36-month comparison period will roll over with each succeeding month, so that it always equals 36 months, ending with the month for which the performance adjustment is being computed. The total amount paid was $99,787 for fiscal year 2003 and $6,959 for fiscal period 2002.

Under "Board Members and Officers," the first footnote has been revised to read as follows:


* Interested person of AXP Partners International Aggressive Growth Fund, AXP Partners Aggressive Growth Fund, AXP Partners Small Cap Core Fund and AXP Discovery Fund by reason of being a security holder of JP Morgan Chase & Co., which has a 45% interest in American Century Companies, Inc., the parent company of the subadviser of four AXP Funds, American Century Investment Management, Inc.


S-6237-22 A (12/03)

Valid until next update.
* Destroy July 30, 2004